CAVANAL HILL FUNDS

Supplement dated December 31, 2011
to the
Money Market Funds Prospectus
for Select Shares
dated December 31, 2011

Select Shares of the Cavanal Hill U.S. Treasury Fund and the Cavanal Hill Cash Management Fund are currently not available for sale.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE
PROSPECTUS FOR FUTURE REFERENCE.